UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2017

VWR Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-36673	26-0237871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On July 13, 2017, VWR Corporation (the “Company”) held a special meeting of the Company’s stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders considered and voted on (i) a proposal to adopt the Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”), dated as of May 4, 2017, by and among Avantor, Inc., Vail Acquisition Corp (“Merger Sub”) and the Company, (ii) a proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the proposed merger of Merger Sub with and into the Company (the “merger”) and (iii) a proposal to approve one or more adjournments of the Special Meeting, if necessary and to the extent permitted by the Merger Agreement, to solicit additional proxies if the Company had not obtained, at the time of the Special Meeting, sufficient affirmative stockholder votes to adopt the Merger Agreement.
As of June 12, 2017, the record date for the Special Meeting, there were 131,823,770 shares of the Company’s common stock, par value $0.01 per share, issued and outstanding (the “Common Stock”), each of which was entitled to one vote for each proposal at the Special Meeting. For more information on each of these proposals, see the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on June 14, 2017, as supplemented by the supplemental disclosures included in the Company’s Current Report on Form 8-K filed with the SEC on July 6, 2017.
Proposal 1: Proposal to adopt the Merger Agreement:

Votes For	Votes Against	Abstentions	Broker Non-votes
111,712,646	7,365,100	430,577	0
Proposal 2: Proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the Merger:

Votes For	Votes Against	Abstentions	Broker Non-votes
60,661,433	58,417,225	429,665	0
Proposal 3: Proposal to approve one or more adjournments of the Special Meeting, if necessary and to the extent permitted by the Merger Agreement, to solicit additional proxies if the Company had not obtained, at the time of the Special Meeting, sufficient affirmative stockholder votes to adopt the Merger Agreement:

Votes For	Votes Against	Abstentions	Broker Non-votes
108,368,585	10,710,944	428,794	0
The proposal to adopt the Merger Agreement required the affirmative vote of holders of a majority of the issued and outstanding shares of Common Stock entitled to vote thereon.
The proposal to approve, on an advisory and non-binding basis, specified compensation that may become payable to the Company’s named executive officers in connection with the the Merger and, because a quorum was present for the Special Meeting, the proposal to approve one or more adjournments of the Special Meeting, if necessary and to the extent permitted by the Merger Agreement, to solicit additional proxies, each required the affirmative vote of holders of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon.
Each of the proposals was approved by the requisite holders of Common Stock.
Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement. No other business properly came before the Special Meeting.

Pursuant to the terms of the Merger Agreement, the consummation of the merger is subject to the satisfaction or waiver of certain customary closing conditions, including receipt of stockholder approval. The consummation of the merger remains subject to certain other customary closing conditions, including, among others, (i) no Legal Restraints (as defined in the Merger Agreement) preventing or prohibiting the consummation of the merger shall be in effect; (ii) receipt of certain regulatory approvals; and (iii) the absence of a “material adverse effect” with respect to the Company. The transaction is currently expected to close early in the fourth quarter of 2017.
Forward-Looking Statements
Statements about the expected timing, completion and effects of the proposed merger and related transactions and all other statements in this report and the exhibits furnished or filed herewith, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to satisfy the closing conditions, (3) the failure to obtain the necessary financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the Merger Agreement, (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed merger and (5) the effect of the announcement of the merger on the ability of the Company to retain and hire key personnel and maintain relationships with its customers, suppliers, operating results and business generally.
Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may affect the business or financial results of the Company are described in the risk factors included in the Company’s filings with the SEC, including the Company’s 2016 Annual Report on Form 10-K, as amended, the Company’s quarterly reports on Form 10-Q and Current Reports on Form 8-K. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VWR Corporation

Date: July 13, 2017	By:	/s/ George Van Kula
		Name:	George Van Kula
		Title:	Senior Vice President, Human Resources, General Counsel and Secretary